EXHIBIT 99.1

STIPULATION AND MUTUAL RELEASE

THIS STIPULATION AND MUTUAL RELEASE (the "Stipulation") is made and entered into by and among the Mississippi State Tax Commission (the "Claimant"), and Hancock Fabrics, Inc., Hancock Fabrics of MI, Inc., HF Resources, Inc., Hancockfabrics.com, Inc., HF Merchandising, Inc., HF Enterprises, Inc., and Hancock Fabrics, LLC, debtors and debtors-in-possession (collectively, the "Debtors"), and the Official Committee of Unsecured Creditors and the Official Committee of Equity Security Holders (collectively, the "Committees"); as of this 16th day of April, 2008. The Claimant, the Debtors and the Committees are sometimes collectively referred to herein as the "Parties" and individually as a "Party."

RECITALS

WHEREAS, on March 21, 2007 (the "Petition Date"), the Debtors commenced their respective bankruptcy cases by filing voluntary petitions for relief under chapter 11 of the Bankruptcy Code. The Debtors are operating their respective businesses as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code; and

WHEREAS, in January and February 2007, the Claimant issued a number of corporate income and franchise tax assessments against the Debtors. In August 2007, after the Petition Date, the Claimant issued additional corporate income, franchise, sales, and use tax assessments against some of the Debtors, and in November 2007 issued amended corporate income and franchise tax assessments against some of the Debtors; and

WHEREAS, on September 12, 2007, the Claimant filed claims 2129 and 2142 (together, the "Tax Claims") in the case of Hancock Fabrics, Inc. The Tax Claims assert identical partially liquidated claims consisting of three parts: (a) an unsecured non-priority claim in the amount of $344,371, (b) an unsecured priority claim in the amount of $3,474,254, and (c) a claim for certain additional unliquidated amounts; and

WHEREAS, on December 21, 2007, the Debtors filed the Objection to Claims of Mississippi State Tax Commission pursuant to 11 U.S.C. § 101, et seq., including 105, 502, 505, 507 and Fed. R. Bankr. P. 3007 (D.I. 2070) (the "Claims Objection"), seeking to reduce and/or reclassify the Tax Claims; and

WHEREAS, on January 15, 2008, the Tax Commission filed the Response to Debtors' Objection to Claims of Mississippi State Tax Commission (D.I. 2165) (the "Response"). In the Response, the Tax Commission: (a) responded to the Debtors' request to reduce and/or reclassify the Tax Claims and (b) requested that the Court (i) abstain pursuant to 28 U.S.C § 1334(c)(1) and section 505 of the Bankruptcy Code; or (ii) if the Court refused to abstain, to transfer venue to the United States Bankruptcy Court for the Northern District of Mississippi; and

WHEREAS, on January 23, 2008, the Debtors filed the Response to the Request by the Mississippi State Tax Commission for Abstention and Transfer (D.I. 2206) (the "Procedural Objection"); and

WHEREAS, on January 23, 2008, the Official Committee of Unsecured Creditors filed the Joinder Of The Official Committee Of Unsecured Creditors To The Debtors' Procedural Objection To Request By Mississippi State Tax Commission For Abstention And Transfer (D.I. 2205) and the Official Committee of Equity Security Holders filed the Joinder Of The Official Committee Of Equity Security Holders In Support Of The Debtors' Response To Request By Mississippi State Tax Commission For Abstention And Transfer (D.I. 2208) (together, the "Joinders"); and

WHEREAS, on January 30, 2008, the United States Bankruptcy Court for the District of Delaware (the "Delaware Bankruptcy Court") held a hearing on the Claimant's request for abstention and transfer, the Procedural Objection and the Joinders (the "Hearing"); and

WHEREAS, the Parties desire to avoid the expense and uncertainty of litigation over the Tax Claims; and

WHEREAS, the Parties have worked to negotiate a consensual resolution of the Tax Claims.

NOW, THEREFORE, the Parties wish to resolve their disputes arising under the Tax Claims for the mutual promises and undertakings set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. The Parties agree as follows:
1. Incorporation of Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth.

2. Disallowance of Claim 2142. Claim 2142 is hereby disallowed as duplicative of Claim 2129.
3. Reduction of Claim 2129. Claim 2129 is hereby reduced and reclassified from a claim consisting of: (a) a priority claim in the amount of $3,474,254, (b) a general non-priority unsecured claim in the amount of $344,371, and (c) a claim for certain additional unliquidated amounts as set forth in claim 2129 to an 11 U.S.C. Section 507(a)(8) priority unsecured claim in the amount of $1,500,000 (the "Revised Claim") and is allowed in this amount and in this priority.
4. Distributions. Any distribution made on the Revised Claim shall be made in accordance with the terms and conditions of any plan of reorganization confirmed in the Debtors' bankruptcy cases ("Plan"), or consistent with the priorities of the Bankruptcy Code, but with the condition that if the Revised Claim is paid in accordance with a Plan, such Plan shall provide that the Revised Claim be paid in full, and if not paid in full on the effective date of the plan, to be paid in full on a schedule of equal payments that is to be made no later than the date(s) provided for payment of general unsecured creditors under the Plan, but with such equal payments to be made within five (5) years from March 21, 2007. If payment in full is not made on the effective date of the Plan, interest at the statutory rate of one percent (1%) per month, beginning on the calendar month on which the Plan is confirmed, shall accrue on any unpaid balance of the Revised Claim and be paid in addition to the Revised Claim amount of $1,500,000.00 in accordance with the Plan.
5. Payment of Tax Only. Any distributions made in accordance with paragraph 4 of this Stipulation, except that made for interest accruing after the effective date of the Plan, shall be characterized solely as a payment of Mississippi income, franchise, sales and/or use taxes. No portion of any distributions made by the Debtors under paragraph 4 of this Stipulation, except that made for interest accruing after the effective date of the Plan, represents the payment of any penalties or interest, and the Debtors shall owe no penalties or interest on the Assessments, the Tax Claims, or the Revised Claim, except any interest that accrues on the Revised Claim after the effective date of the Plan.

6. Consent to Entry of Order. The Parties hereby agree to the entry of an order by the Delaware Bankruptcy Court approving this Stipulation.
7. Mutual Releases.
7.1. Release by the Claimant. Except for the right to receive distributions on account of the Revised Claim, the Claimant hereby releases and forever discharges each of the Debtors and its respective agents, professionals, directors, officers, employees, representatives and estate (collectively, the "Debtor Released Parties") from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions, causes of action and claims for relief of every kind and nature, whether known or unknown, suspected or unsuspected, that are now held, have at any time been held, or may at any time be held against any of the Debtor Released Parties by reason of any act, omissions to act, circumstances, or transactions occurring from the beginning of time through and including March 21, 2007 (the "Stipulation Period"). Payment in full1 of the Revised Claim as provided under paragraph 4 of this Stipulation shall constitute the full and complete satisfaction of the Tax Claims and the Assessments against the Debtor Released Parties. This stipulation shall forever bar the Claimant from making any additional income, franchise, sales, use or other tax assessments, demands, claims or adjustments of any type, kind or nature against any of the Debtor Released Parties for any tax liability attributable to the Stipulation Period, and further bars the Claimant from issuing or making any adjustments to the income, franchise, sales, use or any other returns heretofore or hereafter filed by the Debtors with respect to any tax liability attributable to the Stipulation Period.

1 As used in this paragraph 7.1, "payment in full" means the Claimant's receipt of distributions of the total amount due under the Plan.

7.2. Release by the Debtors. Except for the specific obligations set forth herein, Debtors, on behalf of themselves and their respective estates, hereby release and forever discharge: (a) the Claimant and its agents, professionals, employees and representatives (collectively, the "Claimant Released Parties") from any and all claims, debts, liabilities, demands, allegations, costs, expenses, actions, causes of action and claims for relief of every kind and nature, whether known or unknown, or suspected or unsuspected, that are now held, have at any time been held or may at any time be held by the Debtors against the Claimant Released Parties that have been, could have been, or could be asserted by reason of any acts, omissions to act, circumstances or transactions occurring within the Stipulation Period relating to the Tax Claims and/or from the filing of the Tax Claims.
7.3. Release by the Committees. The Committees, on behalf of themselves hereby release and forever discharge: (a) the Claimant Released Parties from any and all claims, debts, liabilities, demands, allegations, costs, expenses, actions, causes of action and claims for relief of every kind and nature, whether known or unknown, or suspected or unsuspected, that are now held, have at any time been held or may at any time be held by either of the Committees against the Claimant Released Parties that have been, could have been, or could be asserted by reason of any acts, omissions to act, circumstances or transactions occurring within the Stipulation Period relating to the Tax Claims and/or from the filing of the Tax Claims.

8. Covenant Not to Sue on Matters Released. Subject to the satisfaction of the Parties' obligations herein, the Parties covenant that they will not make, assert, or maintain against any person or entity that they have released in this Stipulation, any claim, demand, action, cause of action, suit or proceeding arising out of or in connection with the matters herein released. The Parties represent and warrant that they have not assigned or transferred, purported to assign or transfer, and will not assign or transfer any right, claim or objection herein described and/or released.
9. Miscellaneous.
9.1. Binding Effect. This Stipulation shall be binding upon and inure to the benefit of the Claimant, the Debtors, the Committees and to all trustees, liquidators, employees, agents, servants, predecessors, heirs, executors, administrators, successors, assigns, spouses, owners, officials, officers, directors, shareholders, managers, members, general partners and limited partners of the Claimant, and the Debtors, including, without limitation, any trustee or examiner appointed in connection with any of the Debtors' Chapter 11 cases or any subsequent Chapter 11 proceedings involving the Debtors.
9.2. Entire Agreement. Each Party represents and warrants that no promise, inducement, or agreement not expressed herein has been made to such Party in connection with this Stipulation, and that this Stipulation constitutes the entire agreement between the Parties and supersedes all prior or contemporaneous written or oral communications, understandings, and agreements with respect to the subject matter hereof. It is expressly understood and agreed that this Stipulation may not be altered, amended, modified or otherwise changed in any respect whatsoever except by a writing duly executed by each Party or the authorized representatives of each of the Parties. Each Party hereby agrees that such Party will make no claim at any time or place that this Stipulation has been orally altered or modified or otherwise changed by oral communication of any kind or character.

9.3. Manner of Execution. This Stipulation may be executed in multiple counterparts, including by facsimile, each of which will be deemed an original document, but all of which will constitute a single document.
9.4. No Admissions. Each Party acknowledges that nothing in this Stipulation constitutes an admission or concession of any legal issue raised in the Claims Objection, the Response, the Debtors' Procedural Objection, the Joinders to the Procedural Objection by the Committees or of any fact. Additionally, each Party acknowledges that nothing in this Stipulation constitutes a concession of the accuracy or inaccuracy, validity or invalidity, enforceability or unenforceability of the Tax Claims, the Assessments, any adjustments underlying the Tax Claims, any defenses or causes of action raised by the Debtors in the Claims Objection or the Procedural Objection, the legality or illegality of any actions taken by the Claimant and/or its employees with respect to the Debtors, or the validity or invalidity of any Mississippi income, franchise, sales and/or use tax, or procedural statutes or regulations.
9.5. Representation by Counsel. Each Party warrants that such Party has been represented and advised by counsel or has had full opportunity to be represented and advised by counsel with respect to this Stipulation and all matters covered by it.
9.6. Costs and Expenses. Each Party agrees to be responsible for and to bear its own costs, expenses and attorneys' fees incurred in connection with the negotiations related to and preparation of this Stipulation and not to seek from each other reimbursement of any such costs, expenses or attorneys' fees.

9.7. Governing Law; Jurisdiction. MISSISSIPPI LAW SHALL GOVERN THE CONSTRUCTION OF NON-BANKRUPTCY TAX PROVISIONS, IF ANY AND TO THE EXTENT APPLICABLE, RELEVANT TO THIS STIPLUATION, WITHOUT REGARD TO THE CONFLICTS OF LAWS OR PRINCIPLES THEREOF. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE DELAWARE BANKRUPTCY COURT SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES WITH RESPECT TO THIS STIPULATION.
9.8. Non-Severability. Each and every term of this Stipulation is contingent upon the validity of every other provision. Should any court determine that any portion of this Stipulation is invalid or unenforceable, then this Stipulation shall be null, void and of no further effect, and each party shall be returned to the status quo immediately before the execution of this Stipulation.
9.9. Representative Capacity. Each person executing this Stipulation in a representative capacity represents and warrants that he or she is empowered to do so.
9.10. Participation In Drafting. Each Party represents and warrants that it has participated in the drafting and preparation of this Stipulation. In any construction of this Stipulation, the Stipulation shall not be construed for or against any Party, but the same shall be construed fairly according to its plain meaning.
9.11. Covenant of Good Faith. Each Party hereto covenants that it has entered into this Stipulation in good faith, and agrees to do all things necessary or convenient to carry out and effectuate the terms of this Stipulation, including, without limitation, the execution of all further and additional documents, and not to do or fail to do anything, directly or indirectly, that will interfere with the terms or conditions hereof or adversely affect any of the rights provided for herein.

9.12. Court Approval. All provisions of this Stipulation are subject to the approval of the Delaware Bankruptcy Court, pursuant to final orders in a form acceptable to the Parties hereto, which the Parties hereto will seek to obtain as soon as practicable.

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IN WITNESS WHEREOF, the Parties have executed this Stipulation as of the date first above written.

MISSISSIPPI STATE TAX COMMISSION __________________________________ Joseph L. Blount, Chairman P.O. Box 1033 Jackson, Mississippi 39215
HANCOCK FABRICS, INC., HANCOCK
FABRICS OF MI, INC., HF RESOURCES,
INC., HANCOCKFABRICS.COM, INC., HF
MERCHANDISING, INC., HF ENTERPRISES,
INC., HANCOCK FABRICS, LLC

________________________________
Jeff Nerland
Executive Vice President
Hancock Fabrics, Inc.

OFFICIAL COMMITTEE OF
UNSECURED CREDITORS IN THE
CHAPTER 11 BANKRUPTCY CASES OF
HANCOCK FABRICS, INC. AND
SUBSIDIARIES, JOINTLY
ADMINISTERED IN THE UNITED
STATES BANKRUPTCY COURT FOR
THE DISTRICT OF DELAWARE,
CASE NO. 07-10353 (BLS)

____________________________________
COOLEY GODWARD KRONISH LLP
Jay R. Indyke
1114 Avenue of the Americas
New York, New York 10036
(212) 479-6000

Counsel for the Official Committee
of Unsecured Creditors

OFFICIAL COMMITTEE OF EQUITY
SECURITITIES HOLDERS IN THE CHAPTER
11 BANKRUPTCY CASES OF HANCOCK
FABRICS, INC. AND SUBSIDIARIES,
JOINTLY ADMINISTERED IN THE UNITED
STATES BANKRUPTCY COURT FOR THE
DISTRICT OF DELAWARE,
CASE NO. 07-10353 (BLS)

_______________________________________
SONNENSCHEIN NATH & ROSENTHAL LLP
John A. Bicks
1221 Avenue of the Americas
New York, New York 10020-1089
(212) 768-6700
Counsel for the Official Committee of Equity
Security Holders